UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

000-50679

(Commission File Number)

Delaware	77-0487658
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2014, our Board of Directors, or our Board, following the recommendation of the Compensation Committee of our Board, approved cash bonuses in the amounts set forth below for our named executive officers in recognition of accomplishments toward corporate goals during 2013:

Name	Title	Amount of Bonus
Joseph K. Belanoff, M.D.	Chief Executive Officer and President	$400,000
G. Charles Robb	Chief Financial Officer and Secretary	$128,000
Robert L. Roe, M.D.	Former President and Secretary (1)	$184,000
Steven Lo	Senior Vice President and Chief Commercialization Officer	$231,000
Anne M. LeDoux	Vice President, Controller and Chief Accounting Officer	$85,000

(1)	Dr. Roe retired as our President and Secretary effective December 31, 2013, and is continuing to work for the company as a consultant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: February 12, 2014	By:	/s/ G. Charles Robb
G. Charles Robb
Chief Financial Officer